                                                                    Exhibit 10.2

                                AMENDMENT NO. 1
                                ---------------

     AMENDMENT NO. 1, dated as of September 24, 1999 (this "Amendment"), to the Credit Agreement, dated as of October 30, 1998, by and among Insight Communications of Indiana, LLC, the Lenders party thereto, Canadian Imperial Bank of Commerce, as Syndication Agent and as Co-Lead Arranger, Fleet Bank, N.A., as Documentation Agent, Bank of Montreal, The Bank of Nova Scotia, The Bank of Tokyo-Mitsubishi Trust Company, Dresdner Bank AG, New York and Grand Cayman Branches, NationsBank, N.A., PNC Bank, National Association, and Cooperatieve Centrale Raiffeisen-Boerenleenbank B.A., "Rabobank Nederland", New York Branch, as Co-Agents and The Bank of New York, as Issuing Bank, as Administrative Agent and as Co-Lead Arranger (as the same may be amended, supplemented or otherwise modified from time to time, the "Credit Agreement").

                                    RECITALS
                                    --------

     I. Capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

     II. It has been proposed that Insight would engage in a series of transactions as follows:

          A. Insight has agreed to acquire 50.0% of the partnership interests in InterMedia Capital Partners VI, L.P.

          B. Insight and TCI of Indiana Holdings, LLC ("TCI Indiana") will form a limited partnership and a limited liability company, each to be 50.0% owned by each of them.

          C. Each of Insight and TCI Indiana will cause all of the equity interests in each of the Borrower and InterMedia Capital Partners VI, L.P. to be contributed (the "Contribution") to such newly formed limited partnership (the "New Parent").

     III. In connection with the foregoing, the Borrower has requested that the Administrative Agent and Required Lenders agree to amend the Credit Agreement upon the terms and conditions contained herein, and the Administrative Agent and Required Lenders are willing so to agree.

     Accordingly, in consideration of the Recitals and the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are acknowledged, the parties hereto agree as follows:

     1. The term "Fixed Charges" contained in Section 1.1 of the Credit Agreement is amended by replacing the reference "Section 8.6(b)" contained therein with "paragraphs (b) and (c) of Section 8.6".

     2. The term "Operating Cash Flow" contained in Section 1.1 of the Credit

Agreement is amended by (i) inserting the word "and" immediately prior to clause 2(b) contained therein, and (ii) deleting the phrase ", and (c) all Restricted Payments made by the Borrower in cash under Section 8.6(b)" appearing therein.

     3. Section 1.1 of the Credit Agreement is amended by adding the following new defined term therein in its applicable alphabetical order:

          "Parent Debt": Indebtedness pursuant to the public notes to be issued by (i) a limited partnership to be formed by Insight and TCI of Indiana Holdings, LLC, such limited partnership to hold all of the membership interests in the Borrower and (ii) a corporation wholly owned by such limited partnership, together with any Indebtedness incurred by such limited partnership and such corporation to refinance the Indebtedness under such public notes ("refinancing indebtedness"), provided that (a) the aggregate Indebtedness in respect of such public notes shall not exceed $200,000,000, and (b) the aggregate amount of refinancing indebtedness shall not exceed an amount equal to the original principal amount of the Indebtedness under such public notes less the amount of all repayments, prepayments, sinking fund payments and other similar payments made in respect of the Indebtedness under such public notes, provided further that any Indebtedness (or any portion thereof) that matures earlier than June 30, 2007 shall not constitute Parent Debt.

     4. The term "TCI" contained in Section 1.1 of the Credit Agreement is amended and restated in its entirety as follows:

          "TCI": (a) AT&T Broadband & Internet Services, or any successor to substantially all of the cable television properties and cable television interests of AT&T Broadband & Internet Services and its Subsidiaries, and/or (b) for purposes of paragraphs (g) and (h) of Section 9.1 only, any holder of a membership interest in the Borrower.

     5. Section 8.6(c) of the Credit Agreement is amended and restated in its entirety as follows:

          (c)(1) the Borrower may make Restricted Payments at any time and from time to time, provided that (i) immediately before and after giving effect thereto, no Default shall or would exist, and (ii) the amount of each such Restricted Payment shall not exceed the amount of cash interest then due and owing under the Parent Debt, and (2) the Borrower may make other Restricted Payments at any time and from time to time provided that the amount of each such Restricted Payment pursuant to this clause (2) shall not exceed the amount of all franchise fees then due and payable by the Borrower's immediate parent company in its state of formation in order to maintain its good standing therein.

            Insight Communications of Indiana, LLC - Amendment No. 1

     6. Paragraphs 1 through 5 hereof shall not be effective until such time as each of the following shall have occurred:

          (a) the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrower, the New Parent, the Administrative Agent and the Required Lenders;

          (b) the Borrower shall have paid to the Administrative Agent all fees and other similar amounts then due and payable in connection with this Amendment; and

          (c) the Administrative Agent shall have received all such documents (including, without limitation, an assumption agreement), certificates (including, without limitation, a Perfection Certificate), UCC statements and opinions as the Administrative Agent shall reasonably request, each in form and substance reasonably acceptable to the Administrative Agent, in connection with the Contribution and the assumption by the New Parent of all of the obligations and liabilities of Insight and TCI Indiana under the Security Agreement and, upon receipt of all of the foregoing, the Administrative Agent shall, at the sole cost and expense of Insight and TCI Indiana, execute and deliver appropriate releases in favor of Insight and TCI Indiana relating to the Contribution and such assumption.

     7. The Borrower (a) reaffirms and admits the validity and enforceability of each Loan Document and all of its obligations thereunder, (b) agrees and admits that it has no defense to or offset against any such obligation, and (c) represents and warrants that, as of the date of the execution and delivery hereof by the Borrower and assuming the effectiveness of all of the provisions of this Amendment, no Default has occurred and is continuing, and that each of the representations and warranties made by it in any Loan Document is true and correct with the same effect as though such representation and warranty had been made on such date, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

     8. In all other respects, the Loan Documents shall remain in full force and effect, and no amendment in respect of any term or condition of any Loan Document shall be deemed to be an amendment in respect of any other term or condition contained in any Loan Document.

     9. This Amendment may be executed in any number of counterparts all of which, when taken together, shall constitute one agreement. In making proof of this Amendment, it shall only be necessary to produce the counterpart executed and delivered by the party to be charged.

     10. THIS AMENDMENT IS BEING EXECUTED AND DELIVERED IN, AND IS INTENDED TO BE PERFORMED IN, THE STATE OF NEW YORK AND SHALL BE CONSTRUED AND ENFORCEABLE IN ACCORDANCE WITH, AND BE GOVERNED BY, THE INTERNAL LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

            Insight Communications of Indiana, LLC - Amendment No. 1

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                         INSIGHT COMMUNICATIONS OF INDIANA, LLC

                         By:__________________________
                         Name:________________________
                         Title:_______________________

            Insight Communications of Indiana, LLC - Amendment No. 1

                         THE BANK OF NEW YORK, as Issuing Bank and as
                         Administrative Agent

                         By:__________________________
                         Name:________________________
                         Title:_______________________

            Insight Communications of Indiana, LLC - Amendment No. 1

                         THE BANK OF NEW YORK COMPANY, INC.

                         By:__________________________
                         Name:________________________
                         Title:_______________________

            Insight Communications of Indiana, LLC - Amendment No. 1

                         [OTHER LENDERS]

                         By:__________________________
                         Name:________________________
                         Title:_______________________